EXHIBIT 99.3

CONSENT AND NINTH AMENDMENT TO
 SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS CONSENT AND NINTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Consent") is entered into as of December 24, 2014, by and among TELOS CORPORATION, a Maryland corporation ("Telos"), XACTA CORPORATION, a Delaware corporation ("Xacta"; Telos and Xacta are each a "Borrower" and collectively, the "Borrowers"), UBIQUITY.COM, INC., a Delaware corporation ("Ubiquity"), TELOWORKS, INC., a Delaware corporation ("Teloworks"; Ubiquity and Teloworks are each, a "Credit Party" and collectively, the "Credit Parties"; the Credit Parties and the Borrowers are each, a "Company" and collectively, the "Companies"), the lenders party thereto (the "Lenders") and WELLS FARGO CAPITAL FINANCE, LLC, (successor by merger to Wells Fargo Capital Finance, Inc., formerly known as Wells Fargo Foothill, Inc.), as agent ("Agent") for the Lenders and as a Lender.
WHEREAS, Borrowers, Credit Parties, Agent and the financial institutions from time to time party thereto (the "Lenders") are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of May 17, 2010 (as amended, restated or otherwise modified from time to time, the "Loan Agreement");
WHEREAS, Telos owns 60% of the membership interests in Telos Identity Management Solutions, LLC ("Telos ID"), and Hoya ID Fund A, LLC, a California limited liability company ("Hoya") owns 40% of the membership interests in Telos ID;
WHEREAS, Borrowers have notified Agent that Telos desires to sell 10% of the membership interests in Telos ID to Hoya on the date hereof (such that, after giving effect to such sale, Telos would own 50% of the equity interests in Telos ID and Hoya would own 50% of the equity interests in Telos ID) for an aggregate purchase price of $5,000,000 (the sale of such equity interests of Telos ID by Telos to Hoya pursuant to the Telos ID Equity Sale Agreement (as defined below) is the "Telos ID Equity Sale"; the 10% of the membership interests of Telos ID to be sold by Telos to Hoya pursuant to the Telos ID Equity Sale Agreement are the "Telos ID Transferred Interests") pursuant to that certain Membership Interest Purchase Agreement dated as of the date hereof by and between Telos and Hoya in the form attached hereto as Exhibit A (the "Telos ID Equity Sale Agreement");
WHEREAS, absent the prior written consent of Agent and the Required Lenders, the consummation of the Telos ID Equity Sale would be prohibited by Section 7.4 of the Loan Agreement;
WHEREAS, Agent and Required Lenders are willing to consent to the Telos ID Equity Sale subject to the terms and conditions set forth herein;
WHEREAS, pursuant to the terms of Sections 2.4(c)(i) and 2.4(d) of the Loan Agreement, the Net Cash Proceeds of the Telos ID Equity Sale would be required to be applied by the Borrowers as a mandatory prepayment of the Obligations, with all of such Net Cash Proceeds to be applied to the outstanding principal of the Term Loan (applied to installments thereof in the inverse order of maturity (for the avoidance of doubt, any amount that is due and payable on the Maturity Date shall constitute an installment));
WHEREAS, Borrowers, Agent and Lenders have agreed that, notwithstanding the provisions of Sections 2.4(c)(i) and 2.4(d) of the Loan Agreement to the contrary, the $5,000,000 of proceeds of the Telos ID Equity Sale shall be applied by Telos as a mandatory prepayment of the Obligations, but $1,000,000 of such amount shall be applied to the Term Loan (applied to installments thereof in the inverse order of maturity (for the avoidance of doubt, any amount that is due and payable on the Maturity Date shall constitute an installment)), and $4,000,000 of such amount shall be applied to the outstanding amount of the Advances (without a corresponding reduction in the Maximum Revolver Amount); and
WHEREAS, Borrower, Agent and Lenders have agreed to amend the Credit Agreement in certain respects;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.            Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.            Consent.  Subject to the satisfaction of the conditions set forth in Section 5 hereof, (i) Agent and Lenders hereby consent to the consummation of the Telos ID Equity Sale on the date hereof pursuant to the Telos ID Equity Sale and agree that, subject to Agent's receipt of the $5,000,000 of the proceeds thereof in a Cash Management Account for application to the Obligations as set forth in the following sentence, the Lien in favor of Agent on the Telos ID Transferred Interests shall be automatically released (provided, for the avoidance of doubt, that the Liens in favor of Agent on the 50% of the membership interests of Telos ID that shall continue to be owned by Telos following the consummation of the Telos ID Equity Sale (the "Remaining Telos ID Interests") shall remain in full force and effect, and Telos acknowledges and agrees that Agent shall continue to have a Lien on the Remaining Telos ID Interests and reaffirms and ratifies its prior grant of a Lien on such Remaining Telos ID Interests to Agent), and (ii) Borrowers, Agent and Lenders hereby agree that, notwithstanding the provisions of Section 2.4(c)(i) and 2.4(d) of the Loan Agreement to the contrary, the $5,000,000 of proceeds of the Telos ID Equity Sale shall be applied as a prepayment of the Obligations as follows: (a) $1,000,000 of such amount shall be applied to the Term Loan (applied to installments thereof in the inverse order of maturity (for the avoidance of doubt, any amount that is due and payable on the Maturity Date shall constitute an installment)), and (b) $4,000,000 of such amount shall be applied to the Advances (without a corresponding reduction in the Maximum Revolver Amount.  For the avoidance of doubt, the application of the proceeds of any subsequent sale of any or all of the Remaining Telos ID Interests (whether or not such sale is permitted by the Credit Agreement) shall be subject to application in the order set forth in Section 2.4(d) of the Credit Agreement unless otherwise subsequently agreed by Agent and Lenders in their sole discretion.  Upon the effectiveness of the release of the Lien of Agent on the Telos ID Transferred Interests pursuant to the first sentence of this Section 2, that certain Stock Pledge Agreement dated as of October 21, 2002 between Telos and Agent (as amended by that certain Amendment to Pledge Agreement dated April 30, 2007, by that certain Second Amendment to Pledge Agreement dated as of April 3, 2008 but effective as of March 31, 2008, and as otherwise amended, restated or otherwise modified) shall be deemed to be automatically amended to replace the reference to "60%" set forth on Exhibit A thereto under the heading "Percentage Ownership" with respect to Telos Identity Management Solutions with a reference to "50%".  This is a limited consent and shall not be deemed to constitute a consent to any deviation from the requirements of any provisions of the Loan Agreement or other Loan Documents except as expressly set forth above in this Section 2.

3.            Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Loan Agreement is hereby amended as follows:

(a)            Section 1.1 of the Loan Agreement is amended by amending the definition of the term "Bank Product Obligations" set forth therein by inserting a reference to "(and Telos ID, whether or not Telos ID constitutes a Subsidiary of Administrative Borrower)" after each reference to "Administrative Borrower or its Subsidiaries" and "Administrative Borrower or any of its Subsidiaries" set forth therein.

(b)            Section 1.1 of the Loan Agreement is amended by amending the definition of the term "Bank Products" set forth therein by inserting a reference to "(or Telos ID, whether or not Telos ID constitutes a Subsidiary of Administrative Borrower)" following the reference to "Administrative Borrower or its Subsidiaries" set forth therein.

(c)            Section 7.8 of the Loan Agreement is amended by inserting a new clause (d) at the end thereof as follows:

(d)            Amend, modify, alter, or change any of the terms or conditions of the Second Amended and Restated Operating Agreement of Telos Identity Management Solutions, LLC (d/b/a XACTA Identity Management Solutions) dated as of December 24, 2014.
4.            Ratification.  This Consent, subject to satisfaction of the conditions set forth in Section 5 hereof, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein.  Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

5.            Conditions to Effectiveness.  This Consent shall become effective upon the satisfaction of the following conditions precedent:

(a)            Each party hereto shall have executed and delivered this Consent to Agent;

(b)            Borrowers shall have delivered to Agent a fully executed copy of the Telos ID Equity Sale Agreement and the Second Restated Telos ID Operating Agreement dated as of the date hereof (the "Second Restated Telos ID Operating Agreement") (provided that not all of the signature pages of the members of Hoya executing a Joinder to the Second Restated Telos ID Operating Agreement for purposes of agreeing to be bound thereby shall be required to be delivered as a condition precedent to the Consent), which shall each be in form and substance satisfactory to Agent;

(c)            Borrowers shall have delivered to Agent such other documents, agreements and instruments as may be requested or required by Agent in connection with this Consent, each in form and content acceptable to Agent;

(d)            No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Consent after giving effect to the effectiveness of this Consent;

(e)            Hoya shall have paid to Telos $5,000,000 in cash in immediately available funds for the Telos ID Transferred Interests, and such funds shall be received in a Cash Management Account (i.e., a lockbox account maintained by Telos with Agent) for immediate application to the Obligations as set forth in the second sentence of Section 2 above; and

(f)            All proceedings taken in connection with the transactions contemplated by this Consent and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

6.            Miscellaneous.

(a)            Warranties and Absence of Defaults.  To induce Agent and Lenders to enter into this Consent, each Company hereby represents and warrants to Agent and Lenders that:

(i)
The execution, delivery and performance by it of this Consent and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by‑laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii)
each of the Loan Agreement and the other Loan Documents, as amended by this Consent, are the legal, valid and binding obligation of each Company party thereto enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally, and (B) general principles of equity;

(iii)
the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date) with the same force and effect as if such had been made on and as of the date hereof;

(iv)	Telos has delivered to Agent true, complete and correct copies of the Telos ID Equity Sale Agreement and the Second Restated Telos ID Operating Agreement; and
(v)
each Company has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no Default or Event of Default has occurred.

(b)            Expenses.  Each Company hereby agrees that Companies, jointly and severally, shall pay on demand all costs and expenses of Agent and each Lender (including the reasonable fees and expenses of outside counsel to Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Consent and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  In addition, each Company hereby agrees that Companies, jointly and severally, shall pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Consent or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c)            Governing Law.  This Consent shall be a contract made under and governed by the internal laws of the State of Illinois.

(d)            Counterparts.  This Consent may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Consent.  Delivery of an executed counterpart of a signature page of this Consent by facsimile or by electronic transmission of a portable document file (PDF) or similar file shall be effective as delivery of a manually executed counterpart of this Consent.

7.            Covenant.  In consideration of the agreements of Agent and Lenders set forth herein, the Companies agree to deliver to Agent signature pages to the "Joinder" to the Second Restated Telos ID Operating Agreement executed by each of the owners of Hoya to provide for the agreement of such Persons to be bound by Article XII of the Second Restated Telos ID Operating Agreement on or prior to the date that is fifteen (15) days following the date hereof (or such later date that may be agreed to by Agent in its sole discretion).  The failure of the Companies to satisfy this covenant shall constitute an Event of Default.

8.            Release.

(a)            In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company on behalf of itself and such Company's successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Consent, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)            Each Company hereby acknowledges and agrees that such Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)            Each Company hereby acknowledges and agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.
AGENT AND LENDERS:
WELLS FARGO CAPITAL FINANCE, LLC. (successor by merger to Wells Fargo Capital Finance, Inc.) as Agent and as a Lender
By	/s/ Matthew Maclay
Name	Matthew Maclay
Title	Director

BORROWERS:

TELOS CORPORATION
A Maryland corporation

By	/s/ Jefferson V. Wright
Jefferson V. Wright, EVP, General Counsel

XACTA CORPORATION
A Delaware corporation

By	/s/ Jefferson V. Wright
Jefferson V. Wright, EVP, General Counsel

CREDIT PARTIES:

UBIQUITY.COM, INC.
A Delaware corporation

By	/s/ Jefferson V. Wright
Jefferson V. Wright, EVP, General Counsel

TELOWORKS, INC.
A Delaware corporation

By	/s/ David S. Easley
David S. Easley, President

Consent and Ninth Amendment to Second Amended and Restated Loan and Security Agreement (Partial Telos ID Equity Sale )